Exhibit 4.1

Number C-	[LOGO] Choice Bancorp, Inc. ORGANIZED UNDER THE LAWS OF THE STATE OF WISCONSIN	Shares

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS SEE REVERSE SIDE.
CUSIP 000000 00 0

THIS CERTIFIES THAT is the owner of

SHARES OF THE FULLY PAID AND NONASSESSABLE COMMON STOCK $1.00 PAR VALUE, OF

CHOICE BANCORP, INC

transferable only on the books of the Company by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Company has caused this Certificate to be signed by its duly authorized officers.  This Certificate is not valid unless countersigned by the Transfer Agent.

Dated:

/s/ Stanley Leedle /s/ Keith Pollnow
SECRETARY PRESIDENT

CHOICE BANCORP, INC.

This certificate and the shares represented by it are subject to Article Fifth of the Articles of Incorporation of the Company, which limits or denies preemptive rights with respect to these shares.  A full statement of this limitation or denial is set forth in the Articles of Incorporation on file with the Wisconsin Department of Financial Institutions, Division of Banking and Savings Institutions.  A copy of this statement will be furnished to the record holder of this certificate, without charge, upon written request being made to the Bank at its principal place of business or registered office.

This certificate and the shares represented by it are subject to Article Fifth of the Articles of Incorporation, which denies cumulative voting with respect to these shares.  A full statement of this denial is set forth in the Articles of Incorporation on file with the Wisconsin Department of Financial Institutions.  A cop of this statement will be furnished to the record holder of this certificate, without charge, upon written request being made to the Company at its principal place of business or registered office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT	-as tenants by entireties		(Cust)	(Minor)
JT TEN	-as joint tenants with right of survivorship not as tenants in common		under Uniform Gifts to Minors Act

State
		UNIF TRF MIN ACT	Custodian (until age _____)
(Cust)
______________________Under Uniform Transfers
(Minor)
to Minors Act______________________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received_________________________________________________________hereby sell, assign and transfer unto

SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER	PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE
SHARES

SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER	PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE
SHARES

of the common stock represented by the within Certificate and do hereby irrevocable constitute and appoint

_________________________________________________________________________________________Attorney to
transfer the said stock on he books of the within-named Corporation will full powers of substitution in the premises.

Dated____________________________________20__	_____________________________________________________________________
Signature(s)
____________________________________________________________________
IMPORTANT	Signature(s)

A NOTARY SEAL IS NOT ACCEPTABLE THE
SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION SUCH AS
A COMMERCIAL BANK TRUST COMPANY,
SAVINGS AND LOAN, CREDIT UNION OR
BROKER WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PRO-
GRAM, PURSUANT TO SEC RULE 17AD-15.

NOTICE:  THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

______________________________________________________________________________
Medallion Signature(s) Guarantee.